[FINANCIAL SECURITY ASSURANCE LOGO]                  FINANCIAL GUARANTY
                                                     INSURANCE POLICY

Trust:  As described in Endorsement No. 1                   Policy No.:  50984-N
Certificates:  $22,160,654 Original Principal Amount GMACM    Date of Issuance:
                                                                       9/27/2000
               Mortgage Pass-Through Certificates, Series
               2000-J3, Classes A-4 Through A-41, as described in Endorsement No. 1


        FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Trustee for the benefit of each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Certificates of the Trust referred to above.

        For  the  further   protection  of  each  Holder,   Financial   Security
irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or interest with respect to the Certificates made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

        Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto.

        Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Certificate held by such Holder to the extent of any payment by Financial Security hereunder.

        Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this Policy. "Holder" means the registered owner of any Certificate as indicated on the registration books maintained by or on behalf of the Trustee for such purpose or, if the Certificate is in bearer form, the holder of the Certificate. "Trustee", "Guaranteed Distributions" and "Term of this Policy" shall have the meanings set forth in Endorsement No. 1 hereto.

        This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever. This Policy may not be canceled or revoked during the Term of this Policy. An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security. THIS POILCY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

     In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

                                            FINANCIAL SECURITY ASSURANCE INC.



                                            By____________________________
                                                      AUTHORIZED OFFICER



A subsidiary of Financial Security Assurance Holdings Ltd.
350 Park Avenue, New York, N.Y. 10022-6022                 (212) 826-0100

Form 101NY (5/89)



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                              ENDORSEMENT NO. 1 TO
                       FINANCIAL GUARANTY INSURANCE POLICY


FINANCIAL SECURITY ASSURANCE INC.

TRUST: The  Trust  Fund held by the  Trustee  under the  Pooling  and  Servicing
     Agreement, dated as of September 27, 2000, among Residential Asset Mortgage Products, Inc., GMAC Mortgage Corporation, as Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee.

CERTIFICATES:                $22,160,654   Original   Principal   Amount   GMACM
                             Mortgage Pass-Through Certificates,  Series 2000-J3
                             Classes A-4, A-5, A-6, A-7, A-8, A-9,  A-10,  A-11,
                             A-12,  A-13,  A-14,  A-15,  A-16, A-17, A-18, A-19,
                             A-20,  A-21,  A-22,  A-23,  A-24, A-25, A-26, A-27,
                             A-28,  A-29,  A-30,  A-31,  A-32, A-33, A-34, A-35,
                             A-36, A-37, A-38, A-39, A-40 and A-41 Certificates

POLICY NO.:                  50984-N

DATE OF ISSUANCE:            September 27, 2000

     1. Definitions. For all purposes of this Policy, the terms specified below shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Pooling and Servicing Agreement unless the context shall otherwise require.

        "Accrued Certificate Interest" has the meaning set forth in the Pooling and Servicing Agreement, provided, however, that, for all purposes of this Policy, Accrued Certificate Interest on the Certificates will be deemed to include any portion of the amounts allocated to the Certificates described in clause (i) of the definition thereof (to the extent such amounts are not offset by payments made by the Servicer or from the Insured Reserve Withdrawal) and clauses (ii) through (iv) of the definition thereof (in each case, to the extent such shortfalls are not covered by the subordination provided by the Class M and Class B Certificates or by payments from the Insured Reserve Withdrawal).

        "Business  Day" means any day other than (i) a  Saturday  or Sunday,  or
(ii) a day on which banking institutions in the State of New York, the State of Pennsylvania, the State of Minnesota or the State of Maryland (and such other state or states in which the Custodial Account or the payment Account are at the time located) are required or authorized or executive order to be closed.

        "Guaranteed Distributions" means, with respect to each Distribution Date, the distribution to be made to Holders of the Certificates in an aggregate amount equal to the sum of (1) the Accrued Certificate Interest thereon, (2) the principal portion of any Realized Losses allocable to the Certificates on such Distribution Date, and (3) the Certificate Principal Balances of the
Certificates  to the  extent  unpaid on the final  Distribution  Date or earlier

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termination of the Trust Fund pursuant to the terms of the Pooling and Servicing
Agreement, in accordance with the original terms of the Certificates when issued and without regard to any amendment or modification of the Certificates or the Pooling and Servicing Agreement except amendments or modifications to which Financial Security has given its prior written consent. Guaranteed Distributions shall not include, nor shall coverage be provided under this Policy in respect of, any taxes, withholding or other charge imposed by any governmental authority.

        "Policy" means this Financial Guaranty Insurance Policy and includes each endorsement thereto.

        "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement, dated as of September 27, 2000, among Residential Asset Mortgage Products, Inc., GMAC Mortgage Corporation, as Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee, relating to the Certificates, as amended from time to time with the consent of Financial Security.

        "Receipt" and "Received" mean actual delivery to Financial Security and to the Fiscal Agent (as defined below), if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be receipt on the next succeeding Business Day. If any notice or certificate given hereunder by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Trustee and the Trustee may submit an amended notice.

        "Term of This Policy" means the period from and including the Date of Issuance to and including the date on which the Certificate Principal Balance on the Certificates is zero.

     "Trustee" means Wells Fargo Bank Minnesota, N. A. in its capacity as Trustee under the Pooling and Servicing Agreement and any successor in such capacity.

2. Deletions from Policy. The second paragraph of the Financial Guaranty Insurance Policy to which this Endorsement relates (regarding Policy payments subsequently avoided in whole or in part as a preference payment under applicable law) is hereby deleted.

3. Notices and Conditions to Payment in Respect of Guaranteed Distributions. Following Receipt by Financial Security of a notice and certificate from the Trustee in the form attached as Exhibit A to this Endorsement, Financial
Security will pay any amount payable hereunder in respect of Guaranteed Distributions out of the funds of Financial Security on the later to occur of
(a) 12:00 noon, New York City time, on the Business Day following such Receipt; and (b) 12:00 noon, New York City time, on the Distribution Date to which such claim relates. Payments due hereunder in respect of Guaranteed Distributions will be disbursed by wire transfer of immediately available funds to the FSA
Policy Payments Account established pursuant to the Pooling and Servicing Agreement or, if no such FSA Policy Payments Account has been established, to the Trustee for deposit to the Certificate Account.

        Financial Security shall be entitled to pay, at any time after a claim is made under the Policy, any amount hereunder in respect of Guaranteed Distributions, including any acceleration payment, whether or not any notice and certificate shall have been Received by Financial Security as provided above, provided however, that by acceptance of this Policy the Trustee agrees to provide upon request to Financial Security a notice and certificate in respect of any such payments made by Financial Security. Guaranteed Distributions

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insured  hereunder  shall not include  interest,  in respect of  principal  paid hereunder on an accelerated basis,  accruing from after the date of such payment
of  principal.   Financial  Security's   obligations  hereunder  in  respect  of
Guaranteed Distributions shall be discharged to the extent funds are disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Trustee.

     4. Governing Law. This Policy shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

5. Fiscal Agent. At any time during the Term of this Policy, Financial Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Trustee at the notice address specified in the Pooling and Servicing Agreement specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Trustee, (i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Holder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

6. Waiver of Defenses. To the fullest extent permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Holder of any Certificates, all rights (whether by counterclaim, set off or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy.

     7. Notices. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

                      Financial Security Assurance Inc.
                      350 Park Avenue
                      New York, New York 10022
                      Attention: Senior Vice President - Surveillance
                      Re: GMACM Mortgage Pass-Through Certificates Series 2000-J3, Class A-4 through Class A-41
                      Telecopy No.:  (212) 339-3518
                      Confirmation:  (212) 826-0100



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Financial  Security  may specify a  different  address or  addresses  by writing mailed or delivered to the Trustee.

     8. Priorities. In the event any term or provision of the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

     9. Exclusions From Insurance Guaranty Funds. This Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

     10. Surrender of Policy. The Trustee shall surrender this Policy to Financial Security for cancellation upon expiration of the Term of this Policy.

     IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.

                                            FINANCIAL SECURITY ASSURANCE INC.



                                            By_________________________________
                                                            Authorized Officer

                                    Exhibit A
                                To Endorsement 1

                         NOTICE OF CLAIM AND CERTIFICATE

Financial Security Assurance Inc.
350 Park Avenue
New York, NY 10022

        The undersigned, a duly authorized officer of Wells Fargo Bank Minnesota, N.A. (the "Trustee"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. 50984-N dated September 27, 2000 (the "Policy") issued by Financial Security in respect of the GMACM Mortgage Pass-Through Certificates, Series 2000-J3, Classes A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-13,
A-14,  A-15,  A-16,  A-17, A-18, A-19, A-20, A-21, A-22, A-23, A-24, A-25, A-26,
A-27,  A-28,  A-29,  A-30, A-31, A-32, A-33, A-34, A-35, A-36, A-37, A-38, A-39,
A-40 and A-41 (the "Certificates"), that:

(i) The Trustee is the Trustee under the Pooling and Servicing Agreement for the Holders of the Certificates.

(ii) The sum of all amounts on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Insured Reserve Fund) and available for distribution to the Holders pursuant to the Pooling and Servicing Agreement will be $___________ (the "Shortfall") less than the sum of (a) the Guaranteed Distributions with respect to the Distribution Date ($_________) and (b) the aggregate amount on deposit (or scheduled to be on deposit) in the Certificate Account (after giving effect to any applications of funds from the Insured Reserve
     Fund) that will be applied to make payments of principal (other than principal amounts due pursuant to clause (3) of the definition of "Guaranteed Distributions") on the Certificates on such Distribution Date pursuant to the Pooling and Servicing Agreement, but without giving effect to any payments to be made under the Policy.

(iii) The Trustee is making a claim under the Policy for the lesser of (a) the Shortfall and (b) the Guaranteed Distributions with respect to the Distribution Date, to be applied to distributions of principal or interest or both with respect to the Certificates.

(iv) The Trustee agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Guaranteed Distributions on the Certificates when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Trustee and (d) maintain an accurate record of such payments with respect to each Certificate and the corresponding claim on the Policy and proceeds thereof and, if the Certificate is required to be presented for such payment, shall stamp on each such Certificate the legend "$[insert applicable amount] paid by Financial Security and the balance hereof has been canceled and reissued" and then shall deliver such Certificate to Financial Security.

(v) The Trustee, on behalf of the Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Certificates to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and sale of the Certificates. The `foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Trustee shall take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (v).

(vi) The Trustee, on its behalf and on behalf of the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Trustee and each such Holder in any legal proceeding with respect to the Certificates. The Trustee hereby agrees that, so long as a Financial Security Default shall not exist; Financial Security may at any time during the continuation of any proceeding by or against the Company under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an "Insolvency Proceeding") direct all matters relating to such Insolvency Proceeding with respect to the Certificates. In addition, the Trustee hereby agrees that Financial Security shall be subrogated to, and the Trustee on its behalf and on behalf of each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Trustee and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding.

(vii) Payments should be made by wire transfer directed to [SPECIFY FSA POLICY PAYMENTS ACCOUNT OR CERTIFICATE ACCOUNT].

        Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Claim and Certificate as of the ____________ day of ________________, ____

                 WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION



                 By:_____________________________________________

                 Title:__________________________________________







For Financial Security or Fiscal Agent Use Only

Wire transfer sent on _________________ by ________________________________
Confirmation Number __________________________________


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